                                                                   EXHIBIT 99.18

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-SL1
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[540,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                    TRUSTEE

                               FEBRUARY [23], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-SL1
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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO AND DOCUMENTATION
----------------------
FICO SCORE             FULL DOC  ALT DOC  LIMITED DOC  STATED DOC    NIV   ALL DOCS    WAC    AVG PRIN BAL  CURRENT LTV
---------------------- --------  -------  -----------  ----------   ----   --------  -------  ------------  -----------
501-550                  0.01%    0.00%      0.00%        0.01%     0.00%    0.02%   13.128%   22,408.68      82.27%
551-600                  3.35%    0.00%      0.06%        0.01%     0.15%    3.58%   11.793%   26,242.59      99.15%
601-650                 29.32%    0.51%      1.57%        6.46%     4.91%   42.77%   10.802%   34,774.63      99.29%
651-700                 14.05%    0.45%      1.18%       12.48%     7.42%   35.58%   10.031%   41,536.15      99.04%
701-750                  4.68%    0.13%      0.51%        6.18%     2.50%   14.00%    9.544%   46,519.30      98.54%
751-800                  1.50%    0.05%      0.14%        1.53%     0.64%    3.86%    9.494%   46,440.50      98.87%
801-850                  0.07%    0.00%      0.00%        0.08%     0.04%    0.19%    8.978%   50,957.06      99.23%
TOTAL                   52.99%    1.15%      3.45%       26.75%    15.65%  100.00%   10.334%   38,290.98      99.07%

LTV & FICO

                                                                                                  GROSS
CURRENT LTV 501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL  AVG PRIN BAL   WAC    MARGIN  LIMITED DOC STATED DOC
----------- ------- ------- ------- ------- ------- ------- ------- ------- ------------ -------- ------  ----------- ----------
40.01-50     0.00%   0.00%   0.00%    0.01%   0.00%  0.00%   0.00%    0.02%   49,308.41   9.27020   0.00     0.00%       0.00%
50.01-60     0.00%   0.00%   0.00%    0.01%   0.00%  0.00%   0.00%    0.01%   41,649.36  10.25000   0.00     0.00%     100.00%
60.01-70     0.01%   0.00%   0.02%    0.04%   0.01%  0.00%   0.00%    0.07%   65,383.91  10.29101   0.00     0.00%      78.46%
70.01-80     0.00%   0.00%   0.09%    0.21%   0.24%  0.04%   0.00%    0.59%   90,614.95   9.45873   0.00    29.09%      55.19%
80.01-90     0.01%   0.12%   0.67%    1.07%   0.74%  0.14%   0.00%    2.76%   40,667.54  10.30050   0.00     5.99%      62.06%
90.01-100    0.00%   3.45%  41.98%   34.24%  13.01%  3.68%   0.18%   96.56%   38,080.30  10.34011   0.00     3.23%      25.53%
TOTAL        0.02%   3.58%  42.77%   35.58%  14.00%  3.86%   0.19%  100.00%   38,290.98  10.33360   0.00     3.46%      26.75%

PRIN BALANCE & FICO

PRIN BALANCE        501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL  CURRENT LTV
------------        ------- ------- ------- ------- ------- ------- ------- ------- -----------
$1-$50,000            0.02%  2.93%  28.46%   18.84%  6.07%   1.68%   0.07%   58.06%    99.24%
$50,001-$100,000      0.00%  0.56%  12.33%   13.68%  5.63%   1.54%   0.07%   33.82%    99.31%
$100,001-$150,000     0.00%  0.08%   1.64%    2.59%  1.58%   0.43%   0.05%    6.37%    98.63%
$150,001- $200,000    0.00%  0.00%   0.17%    0.27%  0.54%   0.12%   0.00%    1.10%    93.67%
$200,001 - $250,000   0.00%  0.00%   0.17%    0.20%  0.13%   0.00%   0.00%    0.50%    84.03%
$250,001 - $300,000   0.00%  0.00%   0.00%    0.00%  0.00%   0.09%   0.00%    0.09%    98.00%
$350,001 - $400,000   0.00%  0.00%   0.00%    0.00%  0.06%   0.00%   0.00%    0.06%    79.88%
TOTAL                 0.02%  3.58%  42.77%   35.58% 14.00%   3.86%   0.19%  100.00%    99.07%

PRIN BALANCE          WAC    GROSS MARGIN LIMITED DOC STATED DOC
------------        -------- ------------ ----------- ----------
$1-$50,000          10.46807     0.00%       3.40%      20.03%
$50,001-$100,000    10.22442     0.00%       3.27%      35.08%
$100,001-$150,000    9.75447     0.00%       3.42%      36.19%
$150,001- $200,000   9.91171     0.00%       2.49%      50.56%
$200,001 - $250,000 10.12539     0.00%      16.72%      57.57%
$250,001 - $300,000 11.00000     0.00%      49.74%      50.27%
$350,001 - $400,000 11.62500     0.00%       0.00%     100.00%
TOTAL               10.33360     0.00%       3.46%      26.75%

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM 501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL  CURRENT LTV
----------------------- ------- ------- ------- ------- ------- ------- ------- ------- -----------
0                        0.01%   2.69%   22.25%  20.14%  7.59%   2.28%   0.11%   55.06%    99.12%
6                        0.00%   0.00%    0.00%   0.03%  0.00%   0.00%   0.00%    0.03%    99.14%
12                       0.00%   0.12%    1.69%   1.31%  0.74%   0.15%   0.00%    4.01%    98.73%
18                       0.00%   0.00%    0.01%   0.00%  0.00%   0.00%   0.00%    0.01%    84.94%
21                       0.00%   0.00%    0.02%   0.03%  0.02%   0.00%   0.00%    0.08%    99.65%
24                       0.01%   0.59%   10.94%   7.72%  2.90%   0.84%   0.04%   23.02%    99.41%
30                       0.00%   0.00%    0.02%   0.00%  0.00%   0.00%   0.00%    0.02%    94.48%
33                       0.00%   0.00%    0.01%   0.06%  0.01%   0.00%   0.00%    0.07%    99.01%
36                       0.01%   0.18%    7.62%   5.71%  2.28%   0.53%   0.04%   16.38%    99.30%
60                       0.00%   0.00%    0.19%   0.13%  0.09%   0.00%   0.00%    0.41%    97.99%
72                       0.00%   0.00%    0.01%   0.46%  0.37%   0.06%   0.00%    0.91%    85.58%
TOTAL                    0.02%   3.58%   42.77%  35.58% 14.00%   3.86%   0.19%  100.00%    99.07%

PREPAYMENT PENALTY TERM   WAC    GROSS MARGIN AVG PRIN BAL LIMITED DOC STATED DOC
----------------------- -------- ------------ ------------ ----------- ----------
0                       10.48179      -         34,481.63     5.13%       25.65%
6                        9.94754      -         91,526.83     0.00%        0.00%
12                      10.24616      -         48,485.54     0.96%       35.78%
18                       9.99000      -         73,607.89     0.00%        0.00%
21                       9.51672      -         64,795.63     0.00%       70.28%
24                      10.22034      -         44,463.58     0.36%       31.85%
30                      10.33019      -         66,324.15     0.00%        0.00%
33                       9.59075      -         51,018.85     0.00%       92.88%
36                      10.02512      -         41,475.22     1.02%       18.21%
60                       9.90778      -         51,529.93     1.76%       45.28%
72                      10.50980      -        112,229.21    37.29%       62.72%
TOTAL                   10.33360      -         38,290.98     3.46%       26.75%

MORTG RATES & FICO

MORTG RATES      501-550   551-600   601-650   651-700   701-750   751-800   801-850   TOTAL   CURRENT LTV   WAC      GROSS MARGIN
----------------------------------------------------------------------------------------------------------------------------------
5.501-6.0%        0.00%     0.00%     0.00%     0.01%     0.00%     0.01%     0.00%      0.02%     99.84%    5.84977          -
6.001-6.5%        0.00%     0.00%     0.00%     0.02%     0.00%     0.00%     0.00%      0.02%     99.87%    6.50000          -
6.501-7.0%        0.00%     0.00%     0.00%     0.01%     0.10%     0.08%     0.00%      0.19%     97.72%    6.87871          -
7.001-7.5%        0.00%     0.00%     0.01%     0.04%     0.26%     0.08%     0.01%      0.39%     99.74%    7.27661          -
7.501-8.0%        0.00%     0.00%     0.00%     0.15%     0.43%     0.09%     0.03%      0.70%     97.92%    7.91703          -
8.001-8.5%        0.00%     0.00%     0.01%     1.14%     1.47%     0.32%     0.04%      2.98%     98.62%    8.37269          -
8.501-9.0%        0.00%     0.07%     1.78%     5.25%     4.04%     1.25%     0.04%     12.41%     98.85%    8.91210          -
9.001-9.5%        0.00%     0.10%     3.11%     5.54%     1.36%     0.32%     0.02%     10.45%     98.79%    9.32465          -
9.501-10.0%       0.00%     0.18%     7.76%     7.99%     1.93%     0.57%     0.02%     18.44%     99.11%    9.85434          -
10.001-10.5%      0.00%     0.15%     5.08%     4.20%     2.08%     0.56%     0.02%     12.10%     99.21%   10.33611          -
10.501-11.0%      0.00%     0.29%     8.03%     6.05%     1.55%     0.46%     0.01%     16.38%     99.30%   10.87120          -
11.001-11.5%      0.00%     0.41%     8.50%     3.42%     0.47%     0.07%     0.00%     12.87%     99.43%   11.32293          -
11.501-12.0%      0.00%     0.42%     4.28%     1.29%     0.25%     0.04%     0.00%      6.27%     98.97%   11.87819          -
12.001-12.5%      0.00%     1.36%     2.42%     0.22%     0.03%     0.02%     0.00%      4.05%     98.72%   12.30192          -
12.501-13.0%      0.02%     0.59%     1.05%     0.14%     0.02%     0.01%     0.00%      1.82%     98.39%   12.91691          -
13.001-13.5%      0.00%     0.01%     0.62%     0.04%     0.00%     0.00%     0.00%      0.68%     99.39%   13.08133          -
13.501-14.0%      0.00%     0.01%     0.05%     0.06%     0.01%     0.00%     0.00%      0.12%     98.94%   13.76775          -
14.001-14.5%      0.00%     0.00%     0.07%     0.00%     0.00%     0.00%     0.00%      0.08%     99.73%   14.33802          -
14.501-15.0%      0.00%     0.00%     0.01%     0.00%     0.00%     0.00%     0.00%      0.01%     96.50%   14.78791          -
TOTAL             0.02%     3.58%    42.77%    35.58%    14.00%     3.86%     0.19%    100.00%     99.07%   10.33360          -

MORTG RATES         AVG PRIN BAL   LIMITED DOC   STATED DOC
-----------------------------------------------------------
5.501-6.0%            61,391.16       0.00%         50.08%
6.001-6.5%           135,125.29       0.00%          0.00%
6.501-7.0%            58,979.24       0.00%          4.21%
7.001-7.5%            66,000.94       0.00%         13.97%
7.501-8.0%            50,249.02       3.66%         31.98%
8.001-8.5%            51,226.61       1.13%         17.86%
8.501-9.0%            45,929.15       1.61%         34.50%
9.001-9.5%            39,264.64       1.70%         15.93%
9.501-10.0%           43,162.40       2.16%         31.34%
10.001-10.5%          37,773.46       1.21%         22.81%
10.501-11.0%          38,569.63       3.70%         31.31%
11.001-11.5%          32,601.35       4.44%         16.81%
11.501-12.0%          33,158.38       9.85%         33.59%
12.001-12.5%          26,654.46       9.67%         19.27%
12.501-13.0%          29,283.89      15.69%         33.73%
13.001-13.5%          40,976.83       0.00%         91.90%
13.501-14.0%          30,858.68       0.00%         12.12%
14.001-14.5%          39,074.51       0.00%          0.00%
14.501-15.0%          36,575.64       0.00%          0.00%
TOTAL                 38,290.98       3.46%         26.75%

MORTG RATES & LTV

MORTG RATES    LTV 40.01-50    50.01-60    60.01-70    70.01-80    80.01-90   90.01-100      TOTAL     AVG FICO     GROSS MARGIN
--------------------------------------------------------------------------------------------------------------------------------
5.501-6.0%         0.00%         0.00%       0.00%       0.00%       0.00%       0.02%       0.02%       724.95             -
6.001-6.5%         0.00%         0.00%       0.00%       0.00%       0.00%       0.02%       0.02%       696.00             -
6.501-7.0%         0.00%         0.00%       0.00%       0.00%       0.00%       0.19%       0.19%       750.47             -
7.001-7.5%         0.00%         0.00%       0.00%       0.00%       0.00%       0.39%       0.39%       726.50             -
7.501-8.0%         0.00%         0.00%       0.00%       0.04%       0.03%       0.62%       0.70%       726.17             -
8.001-8.5%         0.00%         0.00%       0.00%       0.10%       0.07%       2.82%       2.98%       713.19             -
8.501-9.0%         0.00%         0.00%       0.01%       0.11%       0.41%      11.89%      12.41%       694.70             -
9.001-9.5%         0.02%         0.00%       0.00%       0.14%       0.34%       9.95%      10.45%       668.62             -
9.501-10.0%        0.00%         0.00%       0.04%       0.09%       0.49%      17.82%      18.44%       660.19             -
10.001-10.5%       0.00%         0.01%       0.01%       0.02%       0.35%      11.70%      12.10%       665.72             -
10.501-11.0%       0.00%         0.00%       0.00%       0.00%       0.51%      15.87%      16.38%       655.13             -
11.001-11.5%       0.00%         0.00%       0.00%       0.01%       0.21%      12.65%      12.87%       638.85             -
11.501-12.0%       0.00%         0.00%       0.00%       0.07%       0.13%       6.07%       6.27%       635.31             -
12.001-12.5%       0.00%         0.00%       0.00%       0.00%       0.08%       3.97%       4.05%       616.58             -
12.501-13.0%       0.00%         0.00%       0.01%       0.00%       0.11%       1.70%       1.82%       614.20             -
13.001-13.5%       0.00%         0.00%       0.00%       0.00%       0.01%       0.67%       0.68%       629.51             -
13.501-14.0%       0.00%         0.00%       0.00%       0.00%       0.01%       0.12%       0.12%       649.88             -
14.001-14.5%       0.00%         0.00%       0.00%       0.00%       0.00%       0.08%       0.08%       632.73             -
14.501-15.0%       0.00%         0.00%       0.00%       0.00%       0.00%       0.01%       0.01%       638.55             -
TOTAL              0.02%         0.01%       0.07%       0.59%       2.76%      96.56%     100.00%       660.53             -

MORTG RATES      AVG PRIN BAL  LIMITED DOC  STATED DOC
------------------------------------------------------
5.501-6.0%         61,391.16       0.00%       50.08%
6.001-6.5%        135,125.29       0.00%        0.00%
6.501-7.0%         58,979.24       0.00%        4.21%
7.001-7.5%         66,000.94       0.00%       13.97%
7.501-8.0%         50,249.02       3.66%       31.98%
8.001-8.5%         51,226.61       1.13%       17.86%
8.501-9.0%         45,929.15       1.61%       34.50%
9.001-9.5%         39,264.64       1.70%       15.93%
9.501-10.0%        43,162.40       2.16%       31.34%
10.001-10.5%       37,773.46       1.21%       22.81%
10.501-11.0%       38,569.63       3.70%       31.31%
11.001-11.5%       32,601.35       4.44%       16.81%
11.501-12.0%       33,158.38       9.85%       33.59%
12.001-12.5%       26,654.46       9.67%       19.27%
12.501-13.0%       29,283.89      15.69%       33.73%
13.001-13.5%       40,976.83       0.00%       91.90%
13.501-14.0%       30,858.68       0.00%       12.12%
14.001-14.5%       39,074.51       0.00%        0.00%
14.501-15.0%       36,575.64       0.00%        0.00%
TOTAL              38,290.98       3.46%       26.75%